UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

TYG
LISTED
NYSE

Yield

Growth

Quality

2013 2nd Quarter Report

May 31, 2013

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 90 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

June 18, 2013

Dear Fellow Stockholders,

The equity market continued its bullish start in fiscal year 2013, with the S&P 500 Index® gaining 8.2 percent and 16.4 percent for the three and six months ending May 31st. A confluence of events conspired to buoy investor confidence and sustain the market’s upward trajectory during the period, as fiscal cliff concerns abated and economic data continued to suggest a moderate economic recovery. Midstream MLPs had a positive first half, continuing to demonstrate the resiliency of their underlying fundamentals and to benefit from energy infrastructure build-out across North America.

Master Limited Partnership Sector Review

The Tortoise MLP Index® had a total return of 4.8 percent and 15.9 percent for the three months and six months ending May 31, 2013, respectively. Midstream MLPs outperformed upstream MLPs during both periods, supported by strong distribution growth and visible cash flow streams. While MLPs enjoyed a strong out-of-the-gate performance, they took a break late in the second fiscal quarter, underperforming broader equities in May as interest rate concerns began to surface following the release of the Federal Open Market Committee’s (FOMC) rather ambiguous statement on quantitative easing. The markets responded with some immediate volatility, particularly impacting yield-oriented securities, a reaction we often see in the wake of uncertain comments out of the FOMC, and attractive yielding MLPs were not immune to this. However, we believe that quality MLPs are different from most yielding securities as they offer the potential for growth in addition to income. While market volatility can prevail in the short term, we believe that those growth-oriented MLPs with quality business models remain fundamentally well positioned over the longer term.

Growing production levels out of the country’s oil and gas shale deposits remains a dominant story across the U.S. energy value chain. The ongoing development of these unconventional resources has become a predominant driver of growth for the midstream portion of the energy value chain, particularly pipeline MLPs helping to de-bottleneck the transportation of energy from new supply sources to areas of demand. In just the next three years through 2015, we project that approximately $50 billion will be invested in MLP organic growth projects. The bulk of projects currently underway involve the build-out of petroleum pipelines particularly in the resource-rich Bakken, Eagle Ford and Permian fields.

Capital markets continue to be active, with MLPs raising approximately $19 billion in equity and $17 billion in debt fiscal year-to-date through May 31st. This included the launch of eight new MLP initial public offerings, which included gathering/processing and natural gas pipeline MLPs, among other less-traditional businesses. Merger and acquisition (M&A) activity has also been healthy for the period, with announced MLP transactions totaling more than $22 billion. The largest among these was Kinder Morgan Energy Partners’ $5 billion acquisition of Copano Energy, L.L.C., a gathering and processing MLP, which closed on May 1st.

Fund Performance Review

Our total assets increased from $1.7 billion on Nov. 30, 2012 to $2.0 billion on May 31, 2013, resulting primarily from market appreciation of our investments. Our market-based total return to stockholders was negative 4.7 percent and positive 16.4 percent (both including the reinvestment of distributions) for the three and six months ending May 31, 2013, respectively. Our NAV-based total return was 5.1 percent and 16.6 percent for the same periods. We ended the six-month period with a stock price premium to NAV consistent with where the period began; as our market return outperformed our NAV return in the first fiscal quarter and underperformed our NAV return during the second fiscal quarter.

During the fiscal first half of 2013, our asset performance was helped by our exposure to crude oil and refined product pipeline MLPs, which continued to benefit from growing production volumes in North American shale basins, infrastructure constraints and related pipeline build-out. Natural gas pipeline MLPs also posted positive returns though not as strong as those of crude and refined MLPs. With no holdings in upstream, our performance was positively affected by our overall midstream strategy.

We paid a distribution of $0.57 per common share ($2.28 annualized) to our stockholders on June 3, 2013, an increase of 0.4 percent quarter over quarter and of 1.8 percent year over year. This distribution represented an annualized yield of 5.1 percent based on our second fiscal quarter closing price of $44.43. Our distribution payout coverage (distributable cash flow divided by distributions) for the fiscal quarter was 111.6 percent, reflective of our emphasis on sustainability. For tax purposes, we currently expect 80 to 100 percent of TYG’s distributions to be characterized as qualified dividend income, or QDI, with the remainder characterized as a return of capital. A final determination of the characterization will be made in January 2014.

(Unaudited)

2013 2nd Quarter Report       1

We ended the first fiscal half of 2013 with leverage (including bank debt, senior notes and preferred stock) at 16.0 percent of total assets, below our long-term target of 25 percent. This provides us flexibility in managing the portfolio across market cycles and allows us to add leverage when compelling opportunities arise. As of May 31, 2013, our leverage had a weighted average maturity of 6.2 years and a weighted average cost of approximately 4.7 percent, with 87 percent at fixed rates. We believe TYG’s balance sheet is strong, with rates fixed on the majority of our leverage, laddered due dates and extended average maturities.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

We continue to be excited about the significant transformation underway in North American energy, with midstream MLPs playing a key role in the significant build-out underway. However, we also think it is important to note that while a rising tide may lift all boats, market cycles will separate quality companies from those with weaker business models. We believe this will play out over time, and we look forward to serving you as your professional investment adviser in navigating the course ahead.

As a final note, if you have not yet had a chance to listen to our May webcast, we invite and encourage you to do so at www.tortoiseadvisors.com.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(Unaudited)

2       Tortoise Energy Infrastructure Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012			2013
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions received from master limited partnerships	$23,031	$23,788	$24,232	$24,594	$25,525
Dividends paid in stock	1,683	1,745	1,918	1,811	1,492
Total from investments	24,714	25,533	26,150	26,405	27,017
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	3,946	3,892	4,045	4,166	4,752
Other operating expenses	296	292	291	348	348
	4,242	4,184	4,336	4,514	5,100
Distributable cash flow before leverage costs and current taxes	20,472	21,349	21,814	21,891	21,917
Leverage costs(2)	4,087	4,084	4,052	4,243	3,816
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$16,385	$17,265	$17,762	$17,648	$18,101
As a percent of average total assets(5)
Total from investments	5.89%	6.17%	6.06%	5.94%	5.41%
Operating expenses before leverage costs and current taxes	1.01%	1.01%	1.00%	1.02%	1.02%
Distributable cash flow before leverage costs and current taxes	4.88%	5.16%	5.06%	4.92%	4.39%
As a percent of average net assets(5)
Total from investments	10.05%	10.55%	10.28%	10.10%	9.04%
Operating expenses before leverage costs and current taxes	1.72%	1.73%	1.70%	1.73%	1.71%
Leverage costs and current taxes	1.66%	1.69%	1.59%	1.62%	1.28%
Distributable cash flow	6.67%	7.13%	6.99%	6.75%	6.05%

Selected Financial Information
Distributions paid on common stock	$15,629	$15,772	$15,972	$16,101	$16,225
Distributions paid on common stock per share	0.5600	0.5625	0.5650	0.5675	0.5700
Distribution coverage percentage for period(6)	104.8%	109.5%	111.2%	109.6%	111.6%
Net realized gain, net of income taxes, for the period	3,617	19,994	36,877	20,300	32,768
Total assets, end of period	1,550,766	1,705,337	1,729,272	1,900,047	1,974,131
Average total assets during period(7)	1,668,944	1,645,938	1,735,812	1,803,562	1,981,853
Leverage(8)	313,275	310,575	331,375	314,700	315,900
Leverage as a percent of total assets	20.2%	18.2%	19.2%	16.6%	16.0%
Net unrealized appreciation, end of period	418,760	509,018	501,993	603,431	630,465
Net assets, end of period	907,097	1,001,336	1,020,421	1,121,950	1,167,024
Average net assets during period(9)	978,713	962,943	1,023,366	1,060,308	1,185,578
Net asset value per common share	32.49	35.70	36.06	39.54	40.98
Market value per share	37.36	40.23	39.17	47.25	44.43
Shares outstanding (actual)	27,919,062	28,048,320	28,296,347	28,372,298	28,480,993

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(9)	Computed by averaging daily net assets within each period.

2013 2nd Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $74 million during the 2nd quarter, primarily as a result of higher market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations, and asset-based expenses increased from the previous quarter along with average managed assets. Total leverage as a percent of total assets decreased and we increased our quarterly distribution to $0.57 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

4       Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited) (Continued)

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 2nd quarter 2013 were approximately $27.0 million, representing a 9.3 percent increase as compared to 2nd quarter 2012 and a 2.3 percent increase as compared to 1st quarter 2013. These changes reflect increases in per share distribution rates on our MLP investments, the distributions received from additional investments funded from equity and leverage proceeds and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.02 percent of average total assets for the 2nd quarter 2013, an increase of 0.01 percent as compared to 2nd quarter 2012 and unchanged as compared to 1st quarter 2013. Advisory fees for the 2nd quarter 2013 increased 14.1 percent from 1st quarter 2013 as a result of increased average managed assets for the quarter. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses were unchanged as compared to 1st quarter 2013.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $3.8 million for the 2nd quarter 2013, a decrease of 10.0 percent as compared to 1st quarter 2013. This decrease is primarily the result of the refinance of our Mandatory Redeemable Preferred (“MRP”) Stock in 1st quarter 2013 at lower rates.

The weighted average annual rate of our leverage at May 31, 2013 was 4.69 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. We have entered into $110 million notional amount of interest rate swap contracts with an effective date of March 15, 2015 in an attempt to reduce the refinance risk associated with long-term debt that matures in April 2015. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 2nd quarter 2013, our DCF was approximately $18.1 million, an increase of 10.5 percent as compared to 2nd quarter 2012 and an increase of 2.6 percent as compared to 1st quarter 2013. The changes are the net result of changes in distributions and expenses as outlined above. We declared a distribution of $16.2 million, or $0.57 per share, during the quarter. This represents an increase of $0.01 per share as compared to 2nd quarter 2012 and an increase of $0.0025 per share as compared to 1st quarter 2013.

Our distribution coverage ratio was 111.6 percent for 2nd quarter 2013, an increase in the coverage ratio of 6.8 percent as compared to 2nd quarter 2012 and an increase of 2.0 percent as compared to 1st quarter 2013. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. We expect to allocate a portion of the projected future growth in DCF to increase distributions to stockholders while also continuing to build critical distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 2nd quarter 2013 (in thousands):

	2013	2nd Qtr
	YTD	2013
Net Investment Loss, before Income Taxes	$(14,332)	$(5,087)
Adjustments to reconcile to DCF:
Dividends paid in stock	3,303	1,492
Distributions characterized as return of capital	44,442	21,641
Amortization of debt issuance costs	1,606	55
Premium on redemption of MRP Stock	730	—
DCF	$35,749	$18,101

Liquidity and Capital Resources

We had total assets of $2.0 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables, if any, and any expenses that may have been prepaid. During 2nd quarter 2013, total assets increased approximately $74 million, primarily due to an increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and proceeds from the issuance of additional shares of common stock.

2013 2nd Quarter Report       5

Management’s Discussion (Unaudited) (Continued)

We issued 84,708 shares of our common stock during the quarter under our at-the-market equity program for a net total of approximately $4.0 million. We are waiving our advisory fees on the net proceeds from shares issued under our at-the-market equity program for six months.

Total leverage outstanding at May 31, 2013 was $315.9 million, an increase of $1.2 million as compared to February 28, 2013. Outstanding leverage is comprised of $210 million in senior notes, $80 million in preferred shares and $25.9 million outstanding under the credit facility, with 87.1 percent of leverage with fixed rates and a weighted average maturity of 6.2 years. Total leverage represented 16.0 percent of total assets at May 31, 2013, as compared to 16.6 percent as of February 28, 2013 and 20.2 percent as of May 31, 2012. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of approximately $290 million is comprised of 72 percent private placement debt and 28 percent publicly traded preferred equity with a weighted average rate of 4.94 percent and remaining weighted average laddered maturity of approximately 6.8 years.

Our Mandatory Redeemable Preferred Stock has an optional redemption feature allowing us to redeem all or a portion of the stock after December 31, 2015 and on or prior to December 31, 2016 at $10.10 per share. Any optional redemption after December 31, 2016 and on or prior to December 31, 2017 will be at $10.05 per share. Any redemption after December 31, 2017 will be at the liquidation preference amount of $10.00 per share.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 9, 10 and 11 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 16, 2014. Terms of the amendment provide for an unsecured revolving credit facility of $85,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2012 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2012 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2012 was 100 percent return of capital. We currently estimate that 80 to 100 percent of 2013 distributions will be characterized as qualified dividend income for tax purposes, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2014.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2013, our investments are valued at $1.969 billion, with an adjusted cost of $972 million. The $997 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At May 31, 2013, the balance sheet reflects a net deferred tax liability of approximately $469 million or $16.46 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

To the extent we have taxable income in the future, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

6       Tortoise Energy Infrastructure Corp.

Schedule of Investments May 31, 2013
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and Related Companies — 168.7%(1)

Crude/Refined Products Pipelines — 66.2%(1)
United States — 66.2%(1)
Buckeye Partners, L.P.	1,007,000	$66,602,980
Enbridge Energy Partners, L.P.	2,287,200	67,495,272
Holly Energy Partners, L.P.	1,232,000	44,302,720
Magellan Midstream Partners, L.P.	3,227,503	167,797,881
MPLX LP	825,670	30,657,127
NuStar Energy L.P.	1,041,710	48,533,269
Oiltanking Partners, L.P.	651,400	32,244,300
Plains All American Pipeline, L.P.	2,660,100	149,444,418
Rose Rock Midstream, L.P.	146,157	5,401,963
Sunoco Logistics Partners L.P.	2,030,300	122,914,362
Tesoro Logistics LP	600,123	37,231,631
		772,625,923
Natural Gas/Natural Gas Liquids Pipelines — 77.6%(1)
United States — 77.6%(1)
Boardwalk Pipeline Partners, LP	3,038,600	89,942,560
El Paso Pipeline Partners, L.P.	2,309,700	94,905,573
Energy Transfer Equity, L.P.	704,400	40,263,504
Energy Transfer Partners, L.P.	1,759,295	85,519,330
Enterprise Products Partners L.P.	2,358,900	140,095,071
EQT Midstream Partners, LP	339,745	16,599,940
Inergy Midstream, L.P.	698,500	15,709,265
Inergy Midstream, L.P.(2)	547,619	12,277,618
Kinder Morgan Energy Partners, L.P.	181,105	15,104,157
Kinder Morgan Management, LLC(3)	1,164,666	94,594,151
ONEOK Partners, L.P.	1,162,600	60,176,176
Regency Energy Partners LP	3,148,400	80,724,976
Spectra Energy Partners, LP	1,251,100	44,551,671
TC PipeLines, LP	835,800	36,415,806
Williams Partners L.P.	1,574,900	78,571,761
		905,451,559
Natural Gas Gathering/Processing — 24.9%(1)
United States — 24.9%(1)
Access Midstream Partners, L.P.	1,929,700	83,015,694
Crestwood Midstream Partners LP	398,473	9,862,207
DCP Midstream Partners, LP	1,042,001	49,807,648
MarkWest Energy Partners, L.P.	520,900	34,296,056
Targa Resources Partners LP	892,367	41,503,989
Western Gas Partners LP	1,228,800	72,290,304
		290,775,898
Total Master Limited Partnerships and Related Companies (Cost $972,321,328)		1,968,853,380
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(4) (Cost $155,534)	155,534	155,534
Total Investments — 168.7%(1) (Cost $972,476,862)		1,969,008,914
Interest Rate Swap Contracts — 0.1%(1)
$110,000,000 notional — Unrealized Appreciation(5)		1,630,694
Other Assets and Liabilities — (44.0%)(1)		(513,615,858)
Long-Term Debt Obligations — (18.0%)(1)		(210,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value — (6.8%)(1)		(80,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,167,023,750

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $12,277,618, which represents 1.1% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of May 31, 2013.
(5)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2013 2nd Quarter Report       7

Statement of Assets & Liabilities May 31, 2013
(Unaudited)

Assets
Investments at fair value (cost $972,476,862)	$1,969,008,914
Receivable for Adviser fee waiver	8,208
Receivable for investments sold	468,195
Unrealized appreciation of interest rate swap contracts	1,630,694
Current tax asset	498,987
Prepaid expenses and other assets	2,516,274
Total assets	1,974,131,272
Liabilities
Payable to Adviser	3,202,503
Payable for investments purchased	369,872
Distribution payable to common stockholders	16,225,177
Accrued expenses and other liabilities	2,681,216
Deferred tax liability	468,728,754
Short-term borrowings	25,900,000
Long-term debt obligations	210,000,000
Mandatory redeemable preferred stock
($10.00 liquidation value per share;
8,000,000 shares outstanding)	80,000,000
Total liabilities	807,107,522
Net assets applicable to common stockholders	$1,167,023,750
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 28,480,993 shares issued
and outstanding (100,000,000 shares authorized)	$28,481
Additional paid-in capital	326,253,942
Accumulated net investment loss, net of income taxes	(105,083,007)
Undistributed realized gain, net of income taxes	315,359,411
Net unrealized appreciation of investments, net of income taxes	630,464,923
Net assets applicable to common stockholders	$1,167,023,750
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$40.98

Statement of Operations Period from December 1, 2012 through May 31, 2013
(Unaudited)

Investment Income
Distributions from master limited partnerships	$50,119,036
Less return of capital on distributions	(44,441,802)
Net distributions from master limited partnerships	5,677,234
Dividends from money market mutual funds	129
Total Investment Income	5,677,363
Operating Expenses
Advisory fees	8,959,229
Administrator fees	234,095
Professional fees	100,564
Stockholder communication expenses	86,603
Directors’ fees	69,957
Fund accounting fees	41,538
Custodian fees and expenses	40,550
Franchise fees	36,584
Registration fees	21,171
Stock transfer agent fees	12,658
Other operating expenses	52,294
Total Operating Expenses	9,655,243
Leverage Expenses
Interest expense	5,796,850
Distributions to mandatory redeemable preferred stockholders	2,167,402
Amortization of debt issuance costs	1,606,470
Premium on redemption of mandatory redeemable preferred stock	730,000
Other leverage expenses	95,033
Total Leverage Expenses	10,395,755
Total Expenses	20,050,998
Less fees waived by Adviser	(41,206)
Net Expenses	20,009,792
Net Investment Loss, before Income Taxes	(14,332,429)
Deferred tax benefit	3,625,926
Net Investment Loss	(10,706,503)
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments, before income taxes	83,906,478
Current tax expense	(5,476,766)
Deferred tax expense	(25,361,390)
Income tax expense	(30,838,156)
Net realized gain on investments	53,068,322
Net unrealized appreciation of investments	201,496,312
Net unrealized appreciation of interest rate swap contracts	1,630,694
Net unrealized appreciation of investments and interest rate swap contracts, before income taxes	203,127,006
Deferred tax expense	(74,655,289)
Net unrealized appreciation of investments and interest rate swap contracts	128,471,717
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	181,540,039
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$170,833,536

See accompanying Notes to Financial Statements.

8       Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from
	December 1, 2012
	through	Year Ended
	May 31, 2013	November 30, 2012
	(Unaudited)
Operations
Net investment loss	$(10,706,503)	$(17,889,271)
Net realized gain on investments	53,068,322	69,538,383
Net unrealized appreciation of investments and interest rate swap contracts	128,471,717	84,141,723
Net increase in net assets applicable to common stockholders resulting from operations	170,833,536	135,790,835
Distributions to Common Stockholders
Return of capital	(32,326,447)	(62,906,190)
Capital Stock Transactions
Proceeds from shelf offerings of 160,659 and 441,662 common shares, respectively	7,089,760	17,701,002
Underwriting discounts and offering expenses associated with the issuance of common stock	(75,581)	(332,137)
Issuance of 23,987 and 125,865 common shares from reinvestment of distributions to stockholders, respectively	1,081,334	4,749,128
Net increase in net assets applicable to common stockholders from capital stock transactions	8,095,513	22,117,993
Total increase in net assets applicable to common stockholders	146,602,602	95,002,638
Net Assets
Beginning of period	1,020,421,148	925,418,510
End of period	$1,167,023,750	$1,020,421,148
Accumulated net investment loss, net of income taxes, end of period	$(105,083,007)	$(94,376,504)

See accompanying Notes to Financial Statements.

2013 2nd Quarter Report       9

Statement of Cash Flows Period from December 1, 2012 through May 31, 2013
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$50,119,036
Dividend income received	118
Purchases of long-term investments	(160,194,922)
Proceeds from sales of long-term investments	158,409,643
Purchases of short-term investments, net	(54,176)
Interest expense paid	(5,329,219)
Distributions to mandatory redeemable preferred stockholders	(2,255,935)
Income taxes paid	(4,978,250)
Premium on redemption of mandatory redeemable preferred stock	(730,000)
Operating expenses paid	(9,303,093)
Net cash provided by operating activities	25,683,202
Cash Flows From Financing Activities
Advances from revolving line of credit	137,900,000
Repayments on revolving line of credit	(175,400,000)
Issuance of mandatory redeemable preferred stock	80,000,000
Redemption of mandatory redeemable preferred stock	(73,000,000)
Issuance of long-term debt obligations	45,000,000
Redemption of long-term debt obligations	(29,975,000)
Debt issuance costs	(2,182,570)
Issuance of common stock	7,089,760
Common stock issuance costs	(95,446)
Distributions paid to common stockholders	(15,019,946)
Net cash used in financing activities	(25,683,202)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$170,833,536
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(160,564,794)
Proceeds from sales of long-term investments	158,877,838
Purchases of short-term investments, net	(54,176)
Return of capital on distributions received	44,441,802
Deferred tax expense	96,390,753
Net unrealized appreciation of investments and interest rate swap contracts	(203,127,006)
Net realized gain on investments	(83,906,478)
Amortization of debt issuance costs	1,606,470
Changes in operating assets and liabilities:
Decrease in current tax asset	498,516
Increase in receivable for investments sold	(468,195)
Decrease in prepaid expenses and other assets	10,285
Increase in payable for investments purchased	369,872
Increase in payable to Adviser, net of fees waived	477,847
Increase in accrued expenses and other liabilities	296,932
Total adjustments	(145,150,334)
Net cash provided by operating activities	$25,683,202

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$1,081,334

See accompanying Notes to Financial Statements.

10       Tortoise Energy Infrastructure Corp.

Financial Highlights
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$36.06	$33.37	$32.91	$25.53	$17.36	$32.96
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.38)	(0.64)	(0.77)	(0.66)	(0.16)	(0.29)
Net realized and unrealized gains (losses) on investments
and interest rate swap contracts(2)(3)	6.42	5.51	3.35	10.10	10.65	(12.76)
Total income (loss) from investment operations	6.04	4.87	2.58	9.44	10.49	(13.05)
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	(0.01)	(0.19)	(0.40)
Distributions to Common Stockholders
Return of capital	(1.14)	(2.25)	(2.20)	(2.16)	(2.16)	(2.23)
Capital Stock Transactions
Underwriting discounts and offering costs on issuance
of common and auction preferred stock(4)	—	—	—	—	—	(0.01)
Premiums less underwriting discounts and offering costs
on issuance of common stock(5)	0.02	0.07	0.08	0.11	0.03	0.09
Total capital stock transactions	0.02	0.07	0.08	0.11	0.03	0.08
Net Asset Value, end of period	$40.98	$36.06	$33.37	$32.91	$25.53	$17.36
Per common share market value, end of period	$44.43	$39.17	$39.35	$36.25	$29.50	$17.11
Total Investment Return Based on Market Value(6)	16.41%	5.62%	15.25%	31.58%	88.85%	(42.47)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$1,167,024	$1,020,421	$925,419	$890,879	$613,601	$407,031
Average net assets (000’s)	$1,123,631	$989,745	$912,567	$782,541	$500,661	$573,089
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.60%	1.60%	1.57%	1.53%	1.54%	1.82%
Other operating expenses	0.13	0.13	0.16	0.21	0.26	0.27
Fee waiver	(0.01)	(0.01)	(0.01)	—	(0.03)	(0.19)
Subtotal	1.72	1.72	1.72	1.74	1.77	1.90
Leverage expenses(8)	1.85	1.67	1.75	2.11	2.54	3.42
Income tax expense (benefit)(9)	18.18	8.37	4.63	17.89	29.98	(32.24)
Total expenses	21.75%	11.76%	8.10%	21.74%	34.29%	(26.92)%

See accompanying Notes to Financial Statements.

2013 2nd Quarter Report       11

Financial Highlights (Continued)
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Ratio of net investment loss to average net assets
before fee waiver(7)(8)	(1.92)%	(1.82)%	(2.32)%	(2.23)%	(0.97)%	(2.09)%
Ratio of net investment loss to average net assets
after fee waiver(7)(8)	(1.91)%	(1.81)%	(2.31)%	(2.23)%	(0.94)%	(1.90)%
Portfolio turnover rate	8.42%	12.86%	17.70%	10.26%	17.69%	5.81%
Short-term borrowings, end of period (000’s)	$25,900	$63,400	$47,900	$38,200	$10,400	—
Long-term debt obligations, end of period (000’s)	$210,000	$194,975	$194,975	$169,975	$170,000	$210,000
Preferred stock, end of period (000’s)	$80,000	$73,000	$73,000	$73,000	$70,000	$70,000
Per common share amount of long-term debt obligations
outstanding, end of period	$7.37	$6.89	$7.03	$6.28	$7.07	$8.96
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$48.35	$42.95	$40.40	$39.19	$32.60	$26.32
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(10)(11)	$6,286	$5,232	$5,111	$5,630	$4,789	$3,509
Asset coverage ratio of long-term debt obligations
and short-term borrowings(10)(11)	629%	523%	511%	563%	479%	351%
Asset coverage, per $25,000 liquidation value per share
of auction preferred stock(11)(12)	—	—	—	—	$86,262	$64,099
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(12)	$47	$41	$39	$42	—	—
Asset coverage ratio of preferred stock(11)(12)	469%	408%	393%	417%	345%	256%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2012, 2011, 2010, 2009, and 2008 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share.
(4)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008.
(5)	Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the period from December 1, 2012 through May 31, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009. Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008.
(6)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2012 through May 31, 2013, the Company accrued $5,476,766 for current income tax expense and $96,390,753 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for net current income tax benefit and $150,343,906 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for net current income tax expense and $185,024,497 for deferred income tax benefit.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(11)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) May 31, 2013

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2011 through November 30, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 7 percent of total distributions as investment income and approximately 93 percent as return of capital.

Subsequent to November 30, 2012, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2011 through November 30, 2012 based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $2,245,000 or $0.079 per share ($1,415,000 or $0.050 per share, net of deferred tax expense), a decrease in unrealized appreciation of investments of approximately $1,547,000 or $0.054 per share ($975,000 or $0.034 per share, net of deferred tax benefit), and a decrease in realized gains of approximately $698,000 or $0.025 per share ($440,000 or $0.016 per share, net of deferred tax benefit) for the period from December 1, 2012 through May 31, 2013.

Subsequent to the period ended February 28, 2013, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2013 estimates, after considering the final allocations for 2012. This reclassification amounted to a decrease in pre-tax net investment income of approximately $128,000 or $0.004 per share ($81,000 or $0.003 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments

2013 2nd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

of approximately $62,000 or $0.002 per share ($39,000 or $0.001 per share, net of deferred tax expense), and an increase in realized gains of approximately $66,000 or $0.002 per share ($42,000 or $0.002 per share, net of deferred tax expense).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2012 and the period ended May 31, 2013 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2013.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on a fixed annual rate and paid on the first business day of each month. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2012 and the period ended May 31, 2013 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. The tax character of distributions paid to MRP stockholders in the current year will be determined subsequent to November 30, 2013.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $4,684 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2013. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the period ended May 31, 2013 for the Series J Notes ($12,385), Series K Notes ($8,257), Series L Notes ($16,514) and MRP B Stock ($186,514) that were each issued in December 2012.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

14       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Company’s net assets. Management is currently evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$229,412
AMT credit	787,180
1,016,592
Deferred tax liabilities:
Basis reduction of investment in MLPs	100,824,395
Net unrealized gains on investment securities	368,920,951
469,745,346
Total net deferred tax liability	$468,728,754

At May 31, 2013, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2013, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2003 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended May 31, 2013, as follows:

Application of statutory income tax rate	$95,445,369
State income taxes, net of federal tax benefit	5,344,941
Nondeductible payments on preferred stock	1,650,920
Dividends received deduction	(573,711)
Total income tax expense	$101,867,519

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

2013 2nd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

For the period from December 1, 2012 through May 31, 2013, the components of income tax expense include the following:

Current tax expense
Federal	$5,029,944
State	446,822
Total current tax expense	5,476,766
Deferred tax expense
Federal	91,279,122
State (net of federal tax benefit)	5,111,631
Total deferred tax expense	96,390,753
Total income tax expense	$101,867,519

As of November 30, 2012, the Company had net operating losses for state income tax purposes of approximately $6,361,000. If not utilized, these net operating losses will expire in the years ending November 30, 2016 through November 30, 2030. The amount of deferred tax asset for net operating losses at May 31, 2013 includes amounts for the period from December 1, 2012 through May 31, 2013. As of November 30, 2012, an AMT credit of $787,180 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of May 31, 2013, the aggregate cost of securities for federal income tax purposes was $699,683,586. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,269,325,328, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $1,269,325,328.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2013. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	May 31, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,968,853,380	$1,956,575,762	$12,277,618	$—
Other Securities:
Short-Term Investment(b)	155,534	155,534	—	—
Interest Rate Swap Contracts	1,630,694	—	1,630,694	—
Total Assets	$1,970,639,608	$1,956,731,296	$13,908,312	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through May 31, 2013.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period ended May 31, 2013.

7. Restricted Security

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at May 31, 2013.

						Fair Value as
	Number of	Acquisition	Acquisition		Fair Value	Percent of
Investment Security	Shares	Date	Cost	Fair Value	Per Share	Net Assets
Inergy Midstream, L.P.
Unregistered Common Units	547,619	12/7/12	$11,499,999	$12,277,618	$22.42	1.1%

The carrying value per unit of unrestricted common units of Inergy Midstream, L.P. was $23.10 on November 3, 2012, the date of the purchase agreement and the date an enforceable right to acquire the restricted Inergy Midstream, L.P. units was obtained by the Company.

8. Investment Transactions

For the period from December 1, 2012 through May 31, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $160,564,794 and $158,877,838 (excluding short-term debt securities), respectively.

16       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

9. Long-Term Debt Obligations

The Company has $210,000,000 aggregate principal amount of private senior notes, Series E, Series G, Series H, Series I, Series J, Series K, and Series L (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Series E, Series G, Series H, and Series I Notes are entitled to receive cash interest payments each quarter until maturity. Holders of the Series J, Series K, and Series L Notes are entitled to receive cash interest payments semi-annually until maturity. The Series E, Series G, Series I, Series J, Series K, and Series L Notes accrue interest at fixed rates and the Series H Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.35 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series H Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at May 31, 2013.

				Notional/
	Maturity	Interest		Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series E	April 10, 2015	6.11%		$110,000,000	$119,351,659
Series G	December 21, 2016	5.85%		30,000,000	33,994,291
Series H	May 12, 2014	1.63	%(1)	15,000,000	15,000,000
Series I	May 12, 2018	4.35%		10,000,000	10,815,318
Series J	December 19, 2019	3.30%		15,000,000	15,437,549
Series K	December 19, 2022	3.87%		10,000,000	10,320,333
Series L	December 19, 2024	3.99%		20,000,000	20,602,323
				$210,000,000	$225,521,473

(1)	Floating rate; rate effective for period from May 12, 2013 through August 12, 2013. The weighted-average interest rate for the period ended May 31, 2013 was 1.65 percent.

The Company’s Series F Notes with a notional amount of $29,975,000 were paid in full upon maturity on December 21, 2012.

10. Preferred Stock

The Company has 20,000,000 shares of preferred stock authorized. Of that amount, the Company has 8,000,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) B Stock and all 8,000,000 shares are outstanding at May 31, 2013. The MRP B Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The Company issued 8,000,000 shares of MRP B Stock on December 6, 2012 and they are mandatorily redeemable on December 31, 2027. The MRP B Stock pays cash distributions on the first business day of each month at an annual rate of 4.375 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYG Pr B.”

The MRP B Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At May 31, 2013, the estimated fair value of the MRP B Stock is based on the closing market price of $9.898 per share and is a Level 1 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of May 31, 2013.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP B Stock	December 31, 2027	4.375%	8,000,000	$80,000,000	$79,184,000

The MRP B Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP B Stock would be less than 200 percent. The MRP B Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP B Stock.

The Company defeased its MRP Stock at liquidation value in the amount of $73,000,000 on December 6, 2012. The Company paid a premium of $730,000 upon redemption. The unamortized balance of allocated capital costs was expensed and resulted in a total loss on early redemption of $1,496,146 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

2013 2nd Quarter Report        17

Notes to Financial Statements (Unaudited) (Continued)

11. Credit Facility

As of May 31, 2013, the Company has an $85,000,000 unsecured, revolving credit facility that matures on June 17, 2013. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2013 was approximately $47,300,000 and 1.45 percent, respectively. At May 31, 2013, the principal balance outstanding was $25,900,000 at an interest rate of 1.44 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2013, the Company was in compliance with the terms of the credit facility.

12. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $450,000,000, the net asset value of the Company declining 50 percent during a span of 12 months, or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment to the extent of the Company’s net liability position, in addition to redeeming all or some of the debt. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of May 31, 2013, are as follows:

				Fixed Rate
				Paid by	Floating Rate
	Effective	Maturity	Notional	the	Received by	Unrealized
Counterparty	Date	Date	Amount	Company	the Company	Appreciation
Wells Fargo Bank, N.A.	03/31/2015	03/31/2018	$15,000,000	1.465%	3-month U.S. Dollar LIBOR	$74,834
Wells Fargo Bank, N.A.	03/31/2015	03/31/2020	15,000,000	2.006%	3-month U.S. Dollar LIBOR	148,872
Wells Fargo Bank, N.A.	03/31/2015	03/31/2022	25,000,000	2.396%	3-month U.S. Dollar LIBOR	367,387
Wells Fargo Bank, N.A.	03/31/2015	03/31/2023	15,000,000	2.555%	3-month U.S. Dollar LIBOR	247,459
Wells Fargo Bank, N.A.	03/31/2015	03/31/2025	40,000,000	2.803%	3-month U.S. Dollar LIBOR	792,142
			$110,000,000			$1,630,694

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized appreciation of interest rate swap contracts in the amount of $1,630,694 for the period ended May 31, 2013 is included in the Statement of Operations. The Company entered into the above interest rate swap contracts during the month of February 2013. Prior to that, the Company did not have any open swap arrangements during the period ended May 31, 2013.

13. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 28,480,993 shares outstanding at May 31, 2013. Transactions in common stock for the period ended May 31, 2013, were as follows:

Shares at November 30, 2012	28,296,347
Shares sold through shelf offerings	160,659
Shares issued through reinvestment of distributions	23,987
Shares at May 31, 2013	28,480,993

14. Subsequent Events

On June 3, 2013, the Company paid a distribution in the amount of $0.57 per common share, for a total of $16,225,168. Of this total, the dividend reinvestment amounted to $1,046,712.

On June 17, 2013, the Company entered into an amendment to its credit facility that extends the credit facility through June 16, 2014. The terms of the amendment provide for an unsecured revolving credit facility of $85,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent.

During the period from June 1, 2013 through the date the financial statements were issued, the Company issued 2,600 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $0.1 million.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18       Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 30, 2013. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
John R. Graham
Affirmative	26,398,172
Withheld	743,922
TOTAL	27,142,094

No. of Shares
H. Kevin Birzer*
Affirmative	4,237,975
Withheld	292,669
TOTAL	4,530,644

*Only preferred stockholders are entitled to vote on this director.

Each of Conrad S. Ciccotello and Terry Matlack continued as a director with a term expiring on the date of the 2014 annual meeting of stockholders. Charles E. Heath continued as a director and his term expires on the date of the 2015 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (73 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	38
Against	11
Abstain	1
Broker Non-votes	0
TOTAL	50

Vote of Stockholders	No. of Shares
Affirmative	11,147,536
Against	915,034
Abstain	129,951
Broker Non-votes	14,949,573
TOTAL	27,142,094

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2013.

No. of Shares
Affirmative	26,829,607
Against	207,036
Abstain	105,451
TOTAL	27,142,094

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2013, the aggregate compensation paid by the Company to the independent directors was $66,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

2013 2nd Quarter Report       19

Additional Information (Unaudited) (Continued)

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

20       Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,078	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$376

Tortoise Energy Capital Corp.		Midstream Equity	$1,068	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$412

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,953	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$235

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$262

(1) As of 6/30/13

TYG
LISTED
NYSE

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/12-12/31/12	0	0	0	0
Month #2 1/1/13-1/31/13 (1)	7,300,000	$10.162501	7,300,000	0
Month #3 2/1/13-2/28/13	0	0	0	0
Month #4 3/1/13-3/31/13	0	0	0	0
Month #5 4/1/13-4/30/13	0	0	0	0
Month #6 5/1/13-5/31/13	0	0	0	0
Total	7,300,000	$10.162501	7,300,000	0

(1) On January 7, 2013, the Registrant redeemed, by lot in base denominations of $10.00, all of the outstanding Mandatory Redeemable Preferred (“MRP”) Shares representing an aggregate liquidation preference amount of $73,000,000 at a total redemption price of $74,186,257.30 and a redemption price per share of $10.162501. The redemption price per share is equal to $10.00, plus (i) accrued dividends of $0.062501, calculated using the then current dividend rate of 6.25% accrued to the date of redemption and (ii) a redemption premium of $0.10 (1.0% of the liquidation preference per share). This redemption took place following the Registrant’s Rule 23c-2 filing with the SEC on December 6, 2012.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 29, 2013

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date July 29, 2013